Supplement dated May 1, 2021
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Small Company Growth Fund	5/1/2021
The Board of Trustees of Columbia Funds Variable Insurance Trust (the Trust) has approved the suspension of the offering and sale of shares of Columbia Variable Portfolio - Small Company Growth Fund (the Fund), a series of the Trust, as described below, effective June 1, 2021. In connection with this action, the prospectus of the Fund is hereby supplemented by adding the following under “Purchase and Sale of Fund Shares”:
Effective June 1, 2021, the Fund will be generally closed to investors. In the event that an order to purchase Fund shares is received by the Fund or its transfer agent on or after June 1, 2021, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received with the order will be returned to the investor, account or financial intermediary, as appropriate, without interest.
Shareholders should retain this Supplement for future reference.
C-1506-5 A (5/21)